FIRST QUARTER 2011 Supplemental Information Exhibit 99.2 Investor and Media Contact: American Assets Trust Robert F. Barton Executive Vice President and Chief Financial Officer 858-350-2607

First Quarter 2011 Supplemental Information

INDEX
PAGE
1. FIRST QUARTER 2011 EARNINGS PRESS RELEASE
2. FINANCIAL HIGHLIGHTS
Consolidated Statements of Operations 4
Consolidated Balance Sheets 5
Funds From Operations , FFO As Adjusted & Funds Available For Distribution 7
Same-Store Portfolio Net Operating Income (NOI) 9
Same-Store Portfolio NOI Comparison 10
Property Revenue and Operating Expenses 11
Segment Capital Expenditures 13
Summary of Outstanding Debt 14
Market Capitalization 15
Summary of Redevelopment Opportunities 16
3. PORTFOLIO DATA
Property Report 18
Retail Leasing Summary 20
Office Leasing Summary 21
Lease Expirations 22
Portfolio Leased Statistics 24
Top Tenants – Retail 25
Top Tenants – Office 26
4.APPENDIX
Glossary of Terms 28
This Supplemental Information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: adverse economic or real estate developments in our markets; our failure to generate sufficient cash flows to service our outstanding indebtedness; defaults on, early terminations of or non-renewal of leases by tenants, including significant tenants; difficulties in identifying properties to acquire and completing acquisitions; our failure to successfully operate acquired properties and operations; fluctuations in interest rates and increased operating costs; risks related to joint venture arrangements; our failure to obtain necessary outside financing; on-going litigation; general economic conditions; financial market fluctuations; risks that affect the general retail environment; the competitive environment in which we operate; decreased rental rates or increased vacancy rates; conflicts of interests with our officers; lack or insufficient amounts of insurance; environmental uncertainties and risks related to adverse weather conditions and natural disasters;
other factors affecting the real estate industry generally; limitations imposed on our business and our ability to satisfy complex rules in order for us to continue to qualify as a REIT for U.S. federal income tax purposes; and changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact our future results, refer to our Annual Report on Form 10-K filed with the Securities and Exchange Commission.

FINANCIAL HIGHLIGHTS First Quarter 2011 Supplemental Information

First Quarter 2011 Supplemental Information

CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except shares and per share data)
Three Months Ended
March 31,
2011 2010
Revenue:
Rental income $  46,119 $  28,095
Other property income 1,653 837
Total revenue 47,772 28,932
Expenses:
Rental expenses 11,832 4,994
Real estate taxes 4,049 2,956
General and administrative 3,610 1,587
Depreciation and amortization 12,490 7,230
Total operating expenses 31,981 16,767
Operating income 15,791 12,165
Interest expense (13,079) (10,654)
Early extinguishment of debt (25,867) -
Loan transfer and consent fees (9,019) -
Gain on acquisition 46,371 -
Other income (expense), net (601) (987)
Net income 13,596 524
Net income attributable to restricted shares (86) -
Net loss attributable to Predecessor's noncontrolling interests in consolidated real estate entities 2,458 430
Net income attributable to Predecessor's controlled owners' equity (16,995) (954)
Net loss attributable to unitholders in the Operating Partnership 329 -
Net loss attributable to American Assets Trust, Inc. stockholders $      (698) $        -
Net loss attributable to common stockholders per share - basic and diluted
$     (0.02)
Weighted average shares of common stock outstanding basic and diluted 30,924,067

First Quarter 2011 Supplemental Information

CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share data)
March 31,
2011
December 31,
2010
Assets
Real estate, at cost
Operating real estate 1,631,703 $   1,156,091 $
Construction in progress 1,472 925
Held for development 8,678 8,081
1,641,853 1,165,097
Accumulated depreciation (230,377) (221,997)
Net real estate 1,411,476 943,100
Cash and cash equivalents 100,396 41,953
Restricted cash 6,271 4,729
Marketable securities 32,838 -
Accounts receivable, net 4,913 1,573
Deferred rent receivables, net 20,631 20,051
Notes receivable from affiliate - 21,769
Investment in real estate joint ventures - 39,816
Prepaid expenses and other assets 75,957 44,366
Total assets $1,652,482 $1,117,357

First Quarter 2011 Supplemental Information

CONSOLIDATED BALANCE SHEETS (CONTINUED)
(Amounts in thousands, except share data)
March 31,
2011
December 31,
2010
Liabilities and equity
Liabilities:
Secured notes payable 860,127 $     851,547 $
Unsecured notes payable - 38,013
Notes payable to affiliates - 5,266
Accounts payable and accrued expenses 20,444 11,644
Security deposits payable 4,187 2,648
Other liabilities and deferred credits 59,509 39,058
Distributions in excess of earnings on real estate joint ventures - 14,060
Total liabilities 944,267 962,236
Commitments and contingencies
Equity:
Owners' equity - 121,874
American Assets Trust, Inc. stockholders' equity
Common stock $0.01 par value, 490,000,000 authorized, 39,283,790 outstanding at March 31, 2011 393 -
Additional paid-in capital 644,864 -
Accumulated deficit (612) -
Total American Assets Trust, Inc. stockholders' equity 644,645 -
Noncontrolling interests
Owners in consolidated real estate entities - 33,247
Unitholders in the Operating Partnership 63,570 -
63,570 33,247
Total equity 708,215 155,121
Total liabilities and equity 1,652,482 $   1,117,357 $

First Quarter 2011 Supplemental Information

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR
DISTRIBUTION
(Amounts in thousands, except per share and share data)
Three Months Ended
March 31, 2011
Funds from Operations (FFO)
(1)
Net income
Depreciation and amortization of real estate assets
Depreciation and amortization on unconsolidated real estate joint ventures (pro rata)
FFO
Less: FFO attributable to Predecessor’s controlled and noncontrolled owners' equity
Less: Nonforfeitable dividends on incentive stock awards
FFO attributable to common stock and units
FFO per diluted share/unit
Weighted average number of common shares and units, diluted
(2)
FFO As Adjusted
(1)
FFO
Early extinguishment of debt
Loan transfer and consent fees
Gain on acquisition of controlling interests
(3)
FFO as adjusted
Less: FFO as adjusted attributable to Predecessor’s controlled and noncontrolled owners' equity
Less: Nonforfeitable dividends on incentive stock awards
FFO as adjusted attributable to common stock and  units
FFO as adjusted per diluted share/unit
Weighted average number of common shares and units, diluted
(2)
Dividends and Payout Ratios
Dividends declared and paid
Dividend declared and paid per share/unit
$          26,774
25,867
9,019
(46,371)
15,289
(2,462)
(50)
$          12,777
$              0.28
45,734,618
$            9,784
$              0.17
$           13,596
12,490
688
26,774
(16,973)
(50)
$            9,751
$              0.21
45,734,618

First Quarter 2011 Supplemental Information

Tenant improvements, leasing commissions and maintenance capital expenditures
FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR
DISTRIBUTION (CONTINUED)
(Amounts in thousands)
Notes:
(1)
See Glossary of Terms
(2)
(3)
(4)
(5) Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(6)
Represents the straight-line rent income recognized during the period offset by cash received during the period  and the provision for bad debts recorded for deferred rent receivable balances.
For the three months ended March 31, 2011, the weighted average common shares and units used to compute FFO per diluted share/unit includes operating partnership units and unvested restricted stock awards that are subject to time vesting.  The weighted average shares and units outstanding have been weighted for the full quarter, not the date of our initial public offering.
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.
Represents the gain recognized upon acquisition of the outside ownership interests in the Solana Beach entities and the Waikiki Beach Walk entities on
January 19, 2011, in which we previously held a noncontrolling interest.
Three Months Ended
March 31, 2011
Funds Available for Distribution (FAD)
(1)
FFO as adjusted $15,289
Adjustments:
Net effect of straight-line rents
(4)
(354)
Amortization of net above (below) market rents
(5)
395
Net effect of other lease intangibles
(6)
270
Amortization of debt issuance costs and debt fair value adjustment 865
Non-cash compensation expense 491
Unrealized losses on marketable securities 265
FAD $15,776
Summary of Capital Expenditures
Tenant improvements and leasing commissions $   1,148
(1,445)
Maintenance capital expenditures 297
$   1,445

First Quarter 2011 Supplemental Information

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)
(Amounts in thousands)
Three Months Ended March 31, 2011
Office Retail Multifamily Mixed-Use Total
Real estate rental revenue
Same-store portfolio
$ 6,453
$ 19,779 $3,293 - $29,525
Non-same store portfolio 7,963 1,573 - 8,711 18,247
Total 14,416 21,352 3,293 8,711 47,772
Real estate expenses
Same-store portfolio 1,703 5,204 1,161 - 8,068
Non-same store portfolio 2,353 242 - 5,218 7,813
Total 4,056 5,446 1,161 5,218 15,881
Net Operating Income (NOI), GAAP basis
Same-store portfolio 4,750 14,575 2,132 - 21,457
Non-same store portfolio 5,610 1,331 - 3,493 10,434
Total $15,906 $10,360 $2,132 $3,493 $31,891
Same-store portfolio NOI, GAAP basis $ 4,750 $14,575 $2,132 - $21,457
Net effect of straight-line rents
(2)
(177) 146 - - (31)
Amortization of net above (below) market rents
(3)
343 (182) - - 161
Net effect of other lease intangibles
(4)
93 - - - 93
Same-store portfolio NOI, cash basis $ 5,009 $14,539 $2,132 - $21,680
Notes:
(1)
(2)
(3) Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(4)
Same-store portfolio and non-same store portfolio are determined based on properties held on March 31, 2011 and 2010. See Glossary of terms.
Represents adjustments related to amortization of lease incentives paid to tenants.
(1)
Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
(1)

First Quarter 2011 Supplemental Information

SAME-STORE PORTFOLIO NOI COMPARISON
(Amounts in thousands)
Three Months Ended March 31,
2011 2010 Change
Cash Basis:
Retail $14,539 $13,976 4.0%
Office 5,009 4,649 7.7
Multifamily 2,132 2,480 (14.0)
Mixed-Use - - -
$21,680 $21,105 2.7%
GAAP Basis:
Retail $14,575 $14,096 3.4%
Office 4,750 4,406 7.8
Multifamily 2,132 2,480 (14.0)
Mixed-Use - - -
$21,457 $20,982 2.3%

First Quarter 2011 Supplemental Information

PROPERTY REVENUE AND OPERATING EXPENSES
(Amounts in thousands)
Three Months Ended March 31, 2011
Additional Property
Property
Billed Expense
Operating
Base Rent
(1)
Income
(2)
Reimbursements
(3)
Expenses
(4)
Retail Portfolio
Carmel Country Plaza $ 868 $ 21 $ 167 $ (139)
Carmel Mountain Plaza 2,229 50 636 (671)
South Bay Marketplace 509 1 141 (187)
Rancho Carmel Plaza 182 12 47 (59)
Lomas Santa Fe Plaza 1,297 55 203 (282)
Solana Beach Towne Centre
(5)
1,330 18 348 (279)
Del Monte Center 2,079 171 809 (1,002)
The Shops at Kalakaua 384 20 40 (65)
Waikele Center 4,205 327 1,050 (1,375)
Alamo Quarry Market 2,990 51 1,277 (1,479)
Subtotal Retail Portfolio $16,073 $726 $4,718 $(5,538)
Office Portfolio
Torrey Reserve $ 3,614
(7)
$  87 $ 121 $ (802)
Solana Beach Corporate Centre
(5)
1,540 15 31 (359)
Valencia Corporate Center 1,113 - 2 (341)
160 King Street 1,360 252 261 (534)
The Landmark at One Market 5,812 107
(8)
298 (1,776)
First & Main
(6)
595 3 - (90)
Subtotal Office Portfolio $14,034 $464 $ 713 $(3,902)
Multifamily Portfolio
Loma Palisades $ 2,274 $170 $   - $   (773)
Imperial Beach Gardens 575 43 - (173)
Mariner's Point 276 26 - (101)
Santa Fe Park RV Resort 176 16 - (114)
Subtotal Multifamily Portfolio $  3,301 $255 $   - $ (1,161)
Property

First Quarter 2011 Supplemental Information

PROPERTY REVENUE AND OPERATING EXPENSES (CONTINUED)
(Amounts in thousands)
Three Months Ended March 31, 2011
Additional Property
Property Billed Expense Operating
Base Rent
(1)
Income
(2)
Reimbursements
(3)
Expenses
(4)
Mixed-Use Portfolio
Waikiki Beach Walk - Retail
(5)
$2,332 $732 $871 $(1,562)
Waikiki Beach Walk - Embassy Suites™
(5)
6,824 162 - (4,870)
Subtotal Mixed-Use Portfolio $9,156 $894 $871 $(6,432)
Total $42,564 $2,339 $6,302 $(17,033)
Notes:
(1)
(2)
(3)
(4)
(5)
(6) Represents property revenue and operating expenses from March 11, 2011 (acquisition) through March 31, 2011.
(7)
(8) Includes approximately $88 of lease termination fees.
Property
Base rent shown includes amounts related to American Assets Trust, Inc.'s lease at ICW Plaza.  This intercompany rent is eliminated in the consolidated statement of operations.  The base rent was $43 and abatements were $43 for the three months ended March 31, 2011.
Base rent for our retail and office portfolio and the retail portion of our mixed-use portfolio represents base rent for the three months ended March 31, 2011 (before abatements) and excludes impact of straight line rent and FAS 141 adjustments. Total abatements for our retail and office portfolio were $22 and $320, respectively, for the three months ended March 31, 2011. There were no abatements for the retail portion of our mixed-use portfolio for the three months ended March 31, 2011. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.
Multifamily portfolio base rent represents base rent (including parking, before abatements) less vacancy allowance and employee rent credits and includes additional rents
(additional rents include insufficient notice penalties, month-to-month charges and pet rent).  Total abatements for our multifamily portfolio were $263 for the three months ended March 31, 2011. For Waikiki Beach Walk - Embassy Suites , base rent is equal to the actual room revenue for the three months ended March 31, 2011.
Represents billed tenant expense reimbursements relating to the three months ended March 31, 2011. Includes accrued amount to be billed of approximately $475 for Macy's cost reimbursements at Del Monte Center.
Represents additional property-related income for the three months ended March 31, 2011, which includes (i) percentage rent, (ii) other rent (such as storage rent, license fees, license fees and association fees) and (iii) other property income (such as late fees, default fees, lease termination fees, parking revenue, the reimbursement of general excise taxes, laundry income and food and beverage sales).
Although we did not obtain a controlling interest in Solana Beach Towne Centre, Solana Beach Corporate Centre and Waikiki Beach Walk until January 19, 2011, property revenue and operating expenses have been shown for the full three month period ending March 31, 2011.
Represents property operating expenses for the three months ended March 31, 2011. Property operating expenses includes all rental expenses, except non-cash rent expense and the provision for bad debt recoreded for deferred rent receivables.
TM

First Quarter 2011 Supplemental Information

SEGMENT CAPITAL EXPENDITURES
(Amounts in thousands)
Three Months Ended March 31, 2011
Retail Portfolio
$      378
Office Portfolio
770
Multifamily Portfolio
-
Mixed-Use Portfolio
-
Total
$   1,148
Tenant
Improvements and
Leasing
Commissions
Segment
$     74 $     452
74 939
54 54
95 95
$   297 $   1,540
Maintenance
Capital
Expenditures
Total Capital
Expenditures
$     -
- 95
-
$     -
Redevelopment
and
Expansions
New
Development
-
$     -
-
-
$     95

First Quarter 2011 Supplemental Information

SUMMARY OF OUTSTANDING DEBT
(Amounts in thousands)
Amount
Outstanding at Annual Debt Balance at
March 31, 2011 Interest Rate Service Maturity Date Maturity
Alamo Quarry Market
(1)(2)
$  97,507 5.67% $7,567 January 8, 2014 $91,717
160 King Street
(3)
32,560 5.68% 3,350 May 1, 2014 27,513
Waikele Center
(4)
140,700 5.15% 7,360 November 1, 2014 140,700
The Shops at Kalakaua
(4)
19,000 5.45% 1,053 May 1, 2015 19,000
The Landmark at One Market
(2)(4)
133,000 5.61% 7,558 July 5, 2015 133,000
Del Monte Center
(4)
82,300 4.93% 4,121 July 8, 2015 82,300
Imperial Beach Gardens
(4)
20,000 6.16% 1,250 September 1, 2016 20,000
Mariner's Point
(4)
7,700 6.09% 476 September 1, 2016 7,700
South Bay Marketplace
(4)
23,000 5.48% 1,281 February 10, 2017 23,000
Waikiki Beach Walk - Retail
(4)
130,310 5.39% 7,020 July 1, 2017 130,310
Solana Beach Corporate Centre III-IV
(5)
37,330 6.39% 2,418 August 1, 2017 35,136
Loma Palisades
(4)
73,744 6.09% 4,553 July 1, 2018 73,744
Torrey Reserve - North Court
(1)
22,106 7.22% 1,836 June 1, 2019 19,443
Torrey Reserve - VCI, VCII, VCIII
(1)
7,440 6.36% 560 June 1, 2020 6,439
Solana Beach Corporate Centre I-II
(1)
11,894 5.91% 855 June 1, 2020 10,169
Solana  Beach Towne Centre
(1)
39,648 5.91% 2,849 June 1, 2020 33,898
Total / Weighted Average $878,239 5.59% $54,107 $854,069
Unamortized fair value adjustment (18,112)
Debt Balance $860,127
Fixed Rate Debt Ratio
Fixed rate debt 100%
Variable rate debt -
Notes:
(1)
Principal payments based on a 30-year amortization schedule.
(2)
Maturity date is the earlier of the loan maturity date under the loan agreement, or the “Anticipated Repayment Date” as specifically defined in the loan agreement, which is the date after which substantial economic penalties apply if the loan has not been paid off.
(3) Principal payments based on a 20-year amortization schedule.
(4) Interest only.
(5)
Loan is interest only through August 2012.  Beginning in September 2012, principal payments are based on a 30-year amortization schedule.
Debt

First Quarter 2011 Supplemental Information

MARKET CAPITALIZATION
(Amounts in thousands, except per share data)
March 31, 2011
Market data
Common shares outstanding 39,284
Units outstanding 18,396
Common shares and units outstanding 57,680
Market price per common share $21.27
Market capitalization $1,226,851
Total debt $878,239
Total capitalization $2,105,090
Less: Cash on hand $(133,234)
(1)
Total enterprise value $1,971,856
Total debt/Total capitalization 41.7%
Total debt/Total enterprise value 44.5%
Net debt/Total enterprise value 37.8%
Total debt/Adjusted EBITDA
(2)
7.9x
Net debt/ Adjusted EBITDA
6.7x
Fixed charge coverage ratio 2.3x
$0 $0 $0
$260
(6)
$234
$28
$188
$74
$19
$51
$0
$50
$100
$150
$200
$250
$300
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Weighted Average Interest Rate 5.39%    5.36%   6.14%   5.59%   6.09%   7.22%   5.97%
Debt Maturity Schedule
(1) The cash balance includes marketable trading securities of $32.8 million.
(3) See Glossary of Terms for discussion of Adjusted EBITDA.
(4) As used here, adjusted EBITDA represents the actual for the three months ended March 31, 2011 annualized.
(5) Calculated as Adjusted EBITDA divided by interest expense, excluding amortization of debt issuance costs and debt fair value adjustments.
(6) The revolving line of credit, which has a capacity of $250 million, matures in 2014, but at March 31, 2011, it has no outstanding balance and is not included herein.
(2) Net debt is equal to total debt less cash on hand.
Interest coverage ratio (5)
2.3x
Net real estate assets
Total assets, gross
$1,411,476
$1,882,859
Total debt/Total assets, gross
46.6%
(3)(4)
(5)
(3)(4)

First Quarter 2011 Supplemental Information

SUMMARY OF REDEVELOPMENT OPPORTUNITIES
(Dollar amounts in thousands)
Potential Future Development/Redevelopment Pipeline
Estimated Cost
Property Location Opportunity Construction Cost to Date
Solana Beach Corporate Centre (Building 5) Solana Beach, CA 5,800 $                   -
Lomas Santa Fe Plaza Expansion Solana Beach, CA 17,000 $                 -
Torrey Reserve Phase III San Diego, CA 17,200 $                 -
Torrey Reserve Phase IV San Diego, CA 17,000 $                 -
Sorrento Pointe San Diego, CA 30,300 $                 -
Solana Beach Towne Centre II Solana Beach, CA 2,000 $                   -
Total 89,300 $                 - $
Expansion of 30,700 square feet and the renovation
of 14,787 square feet for a combined project of
45,487 square feet, plus structured parking.
Construction of three additional commercial
buildings (retail, restaurant, office and medical) for
a total of 41,692 square feet, and a 34,603 square
foot underground parking structure.
Completion of facade improvements to the Solana
Beach Towne Centre.
Construction of two class "A" office buildings for a
total of 79,053 square feet with subterranean
parking.
Construction of two 20,000 square foot commercial
buildings (restaurant and office) for a total of 40,000
square feet atop subterranean parking.
Construction of a new 10,300 square foot building
and structured parking for retail/restaurant use
oriented toward the Solana Beach Towne Centre.

First Quarter 2011 Supplemental Information PORTFOLIO DATA

First Quarter 2011 Supplemental Information

PROPERTY REPORT
As of March 31, 2011
Net Annualized
Number Rentable Base Rent
Year Built/ of Square Percentage Annualized per Leased
Location Renovated Buildings
Feet (1) Leased (2) Base Rent (3) Square Foot (4)
Retail Properties
Carmel Country Plaza San Diego, CA 1991 9 77,813 100.0% $3,473,151 $44.63 Sharp Healthcare, Frazee Industries Inc.
Carmel Mountain (7) San Diego, CA 1994 13 520,228 82.6 8,915,956 20.75 Sears Sports Authority, Reading Cinemas
South Bay Marketplace (7) San Diego, CA 1997 9 132,873 100.0 2,036,884 15.33 Office Depot Inc., Ross Dress for Less
Rancho Carmel Plaza San Diego, CA 1993 3 30,421 74.5 733,521 32.37 Oggi's Pizza & Brewing Co., Sprint PCS Assets
Lomas Santa Fe Plaza Solana Beach, CA 1972/1997 9 209,569 96.6 5,115,486 25.27 Vons, Ross Dress for Less
Del Monte Center (7) Monterey, CA 1967/1984/2006 16 674,224 97.3 8,804,402 13.42
Macy's
Century Theatres, Macy's Furniture Gallery
The Shops at Kalakaua Honolulu, HI 1971/2006 3 11,671 100.0 1,535,028 131.52 Whalers General Store, Diesel U.S.A. Inc.
Waikele Center Waipahu, HI 1993/2008 9 538,024 94.8 16,930,680 33.19 Lowe's, Kmart, Sports Authority,
Foodland Super Market
Old Navy, Officemax
Alamo Quarry Market
(7)
San Antonio, TX 1997/1999 16 589,479 97.5 11,959,469 20.81
Regal Cinemas
Bed Bath & Beyond, Whole Foods Market
Subtotal/Weighted Average Retail Portfolio 87 2,784,302 94.3% $59,504,577 $22.66
Office Properties
Torrey Reserve Campus San Diego, CA 1996-2000 9 456,801 92.7% $14,773,127 $34.89
Valencia Corporate Center Santa Clarita, CA 1999-2007 3 194,268 80.9 4,493,081 28.59
160 King Street San Francisco, CA 2002 1 167,986 95.2 5,463,637 34.16
Subtotal/Weighted Average Office Portfolio 13 819,055 90.4% $24,729,845 $33.40
Total/Weighted Average Retail and Office Portfolio 100 3,603,357 93.2% $84,234,422 $25.08
Average
Number Monthly
Year Built/ of Percentage Annualized Base Rent per
Location Renovated Buildings Units
Leased
(2)
Base Rent
(3)
Leased Unit
(4)
Loma Palisades San Diego, CA 1958/2001-2008 80 548 94.7% $9,285,516 $1,491
Imperial Beach Gardens Imperial Beach, CA 1959/2008-present 26 160 88.8 2,255,172 1,323
Mariner's Point Imperial Beach, CA 1986 8 88 97.7 1,087,104 1,054
Santa Fe Park RV Resort
(8)
San Diego, CA 1971/2007-2008 1 126 81.0 801,120 654
Total/Weighted Average Multifamily Portfolio 115 922 92.1% $13,428,912 $1,318
Net Annualized
Number Rentable Base Rent
Year Built/ of Square Percentage Annualized per Leased
Location Renovated Buildings Feet
(1)
Leased
(2)
Base Rent
(3)
Square Foot
(4)
Retail Property
Solana Beach Towne Centre Solana Beach, CA 1973/2000/2004 12 246,730 97.7% $5,300,689 $21.99 Dixieline Probuild, Marshalls
Office Properties
Solana Beach Corporate Centre Solana Beach, CA 1982/2005 4 211,971 87.6% $5,829,266 $31.39
The Landmark at One Market
(9)
San Francisco, CA 1917/2000 1 421,934 100.0 23,442,652 55.56
First & Main Portland, OR 2010 1 363,701 95.9 10,548,509 30.24
Subtotal/Weighted Average Office Portfolio 6 997,606 95.9% $39,820,427 $41.62
Total/Weighted Average Retail and Office Portfolio 18 1,244,336 96.2% $45,121,116 $37.69
Other Principal Retail Tenant(s) (6)
Same-Store Retail and Office Portfolios
Property
Same-Store Multifamily Portfolio
Retail Anchor Tenant(s) (5)
Non-Same Store Retail and Office Portfolios
Retail Anchor Tenant(s) (5) Other Principal Retail Tenant(s) (6)
Property
Property

First Quarter 2011 Supplemental Information

PROPERTY REPORT (CONTINUED)
As of March 31, 2011
Net Annualized
Number Rentable Base Rent
Year Built/ of Square Percentage Annualized per Leased
Location Renovated Buildings
Feet
(1)
Leased
(2)
Base Rent
(3)
Square Foot
(4)
Waikiki Beach Walk - Retail Honolulu, HI 2006 3 96,569 97.8% $9,400,582 $99.54 Yardhouse, Ruths Chris
Annualized
Number Revenue per
Year Built/ of Average Average Available
Location Renovated Buildings Units Occupancy
(10)
Daily Rate
(10)
Room
(10)
Waikiki Beach Walk - Embassy Suites™ Honolulu, HI 2008 2 369 87.6% $234.40 $205.45
Notes:
(1)
(2)
(3)
(4)
(5) Retail anchor tenants are defined as retail tenants leasing 50,000 square feet or more.
(6) Other principal retail tenants are defined as the two tenants leasing the most square footage, excluding anchor tenants.
(7) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the following table:
Square Footage Aggregate
Number of Ground Leased Pursuant Annualized
Property Leases to Ground Leases Base Rent
Carmel Mountain Plaza 6 127,112                        1,020,900 $
South Bay Marketplace 1 2,824                            81,540 $
Del Monte Center 2 295,100                        201,291 $
Alamo Quarry Market 4 31,994                          428,250 $
(8)
(9)
(10)
This property contains 421,934 net rentable square feet consisting of The Landmark at One Market (377,714 net rentable square feet) as well as a separate long-term leasehold interest in approximately 44,220 net rentable square feet of space located in an adjacent six-story leasehold known as the Annex. We currently lease the Annex from Paramount Group pursuant to a long-term master lease effective through June 30, 2016, which we have the option to extend until 2031 pursuant to three five-year extension options.
The net rentable square feet for each of our retail properties and the retail portion of our mixed-use property is the sum of (1) the square footages of existing leases, plus (2) for available space, the field-verified square footage. The net rentable square feet for each of our office properties is the sum of (1) the square footages of existing leases, plus (2) for available space, management’s estimate of net rentable square feet based, in part, on past leases. The net rentable square feet included in such office leases is generally determined consistently with the Building Owners and
Managers Association, or BOMA, 1996 measurement guidelines.
Percentage leased for each of our retail and office properties and the retail portion of the mixed-use property includes square footage under leases as of March 31, 2011, including leases which may not have commenced as of March 31, 2011. Percentage leased for our multifamily properties includes total units rented as of March 31, 2011.
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended March 31, 2011, by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.
Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of March 31, 2011. Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of March 31, 2011.
Non-Same Store Mixed-Use Portfolio
Retail Portion Retail Anchor Tenant(s)
(5)
Average occupancy represents the percentage of available units that were sold during the 3-month period ended March 31, 2011, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for the 3-month period ended March 31, 2011, by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for the 3-month period ended March 31, 2011 and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.
Other Principal Retail Tenant(s)
(6)
The Santa Fe Park RV Resort is subject to seasonal variation, with higher rates of occupancy occurring during the summer months. During the 12 months ended March 31, 2011, the highest average monthly occupancy rate for this property was 98.0%, occurring in July 2010, and the lowest average monthly occupancy rate for this property was 60.0%, occurring in November 2010. The number of units at the Santa Fe Park RV Resort includes 122 RV spaces and four apartments.
Hotel Portion

First Quarter 2011 Supplemental Information

RETAIL LEASING SUMMARY
As of March 31, 2011
Total Lease Summary - Comparable
(1)
Tenant
Net Rentable Contractual Cash Basis Straight-Line Tenant Improvements
Number of % of Comparable Square Feet Rent Prior Rent % Change Basis % Change Improvements & Incentives
Quarter Leases Signed Leases Signed Signed
Per Sq. Ft. (2) Per Sq. Ft. (3)
in Rent Over Prior Rent Over Prior Rent
Lease Term (4)
& Incentives Per Sq. Ft.
1st Quarter 2011 11 100% 29,165 $26.14 $27.04 $(26,428) (3.4)% 8.9% 2.7 $16,800 $0.58
New Lease Summary - Comparable
(1)
Tenant
Net Rentable Contractual Cash Basis Straight-Line Tenant Improvements
Number of % of Comparable Square Feet Rent Prior Rent % Change Basis % Change Improvements & Incentives
Quarter Leases Signed Leases Signed Signed
Per Sq. Ft.
(2)
Per Sq. Ft.
(3)
in Rent Over Prior Rent Over Prior Rent
Lease Term
(4)
& Incentives Per Sq. Ft.
1st Quarter 2011 1 9% 1,200 $48.00 $51.92 2.2% 5.0 - -
Renewal Lease Summary - Comparable
(1)(5)
Tenant
Net Rentable Contractual Cash Basis Straight-Line Tenant Improvements
Number of % of Comparable Square Feet Rent Prior Rent % Change Basis % Change Improvements & Incentives
Quarter Leases Signed Leases Signed Signed
Per Sq. Ft.
(2)
Per Sq. Ft.
(3)
in Rent Over Prior Rent Over Prior Rent
Lease Term
(4)
& Incentives Per Sq. Ft.
1st Quarter 2011 10 91% 27,965 $25.20 $25.98 $(21,728) (3.0)% 9.5% 2.6 $16,800 $0.60
Total Lease Summary - Comparable and Non-Comparable
Tenant
Net Rentable Contractual Tenant Improvements
Number of Square Feet Rent Improvements & Incentives
Quarter Leases Signed Signed Per Sq. Ft.
(2)
Lease Term
(4)
& Incentives Per Sq. Ft.
1st Quarter 2011 12 31,389 $26.20 2.7 $36,800 $1.17
(1) Comparable leases represent those leases signed on spaces for which there was a previous lease.
(2) Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.
(3) Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.
(4) Weighted average is calculated on the basis of square footage.
(5) Excludes renewals at fixed contractual rates specified in the lease.
Weighted
Average
Annual
Change
Annual
Change
Annual
Change
Weighted
Average
Weighted
Average
Weighted
Average
(7.5)% $(4,700)

First Quarter 2011 Supplemental Information

OFFICE LEASING SUMMARY
As of March 31, 2011
Total Lease Summary - Comparable
(1)
Tenant
Net Rentable Contractual Cash Basis Straight-Line Tenant Improvements
Number of % of Comparable Square Feet Rent Prior Rent % Change Basis % Change Improvements & Incentives
Quarter Leases Signed Leases Signed Signed
Per Sq. Ft. (2) Per Sq. Ft. (3)
in Rent Over Prior Rent Over Prior Rent
Lease Term (4)
& Incentives Per Sq. Ft.
1st Quarter 2011 10 100% 31,298 $32.88 $37.54 $(145,946) (12.4)% (2.3)% 2.5 $57,520 $1.84
New Lease Summary - Comparable
(1)(6)
Tenant
Net Rentable Contractual Cash Basis Straight-Line Tenant Improvements
Number of % of Comparable Square Feet Rent Prior Rent % Change Basis % Change Improvements & Incentives
Quarter Leases Signed Leases Signed Signed
Per Sq. Ft.
(2)
Per Sq. Ft.
(3)
in Rent Over Prior Rent Over Prior Rent
Lease Term
(4)
& Incentives Per Sq. Ft.
1st Quarter 2011 2 20% 5,066 $33.90 $42.78 $ (44,982) (20.8)% (14.0)% 4.2 $5,938 $1.17
Renewal Lease Summary - Comparable
(1)(5)
Tenant
Net Rentable Contractual Cash Basis Straight-Line Tenant Improvements
Number of % of Comparable Square Feet Rent Prior Rent % Change Basis % Change Improvements & Incentives
Quarter Leases Signed Leases Signed Signed Per Sq. Ft.
(2)
Per Sq. Ft.
(3)
in Rent Over Prior Rent Over Prior Rent Lease Term
(4)
& Incentives Per Sq. Ft.
1st Quarter 2011 8 80% 26,232 $32.68 $36.53 $(100,964) (10.5)% 0.5% 2.2 $51,582 $1.97
Total Lease Summary - Comparable and Non-Comparable
Tenant
Net Rentable Contractual Tenant Improvements
Number of Square Feet Rent Improvements & Incentives
Quarter Leases Signed Signed Per Sq. Ft.
(2)
Lease Term
(4)
& Incentives Per Sq. Ft.
1st Quarter 2011 14 43,502 $32.44 2.7 $141,420 $3.25
(1) Comparable leases represent those leases signed on spaces for which there was a previous lease.
(2) Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.
(3) Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.
(4) Weighted average is calculated on the basis of square footage.
(5) Excludes renewals at fixed contractual rates specified in the lease.
(6) Excludes 4,922 square feet of temporary space agreements (for typically less than 120 days) for potential permanent tenants.
Weighted
Average
Annual
Change
Weighted
Average
Annual
Change
Weighted
Average
Annual
Change
Weighted
Average

First Quarter 2011 Supplemental Information

LEASE EXPIRATIONS
As of March 31, 2011
Assumes no exercise of lease options
Office Retail Mixed-Use (Retail Portion Only) Total
% of % of Annualized % of % of Annualized % of % of Annualized % of Annualized
Expiring Office Total Base Rent Expiring Retail Total Base Rent Expiring Mixed-Use Total Base Rent Expiring Total Base Rent
Sq. Ft. Sq. Ft. Sq. Ft. Per Sq. Ft.
(1)
Sq. Ft. Sq. Ft. Sq. Ft. Per Sq. Ft.
(1)
Sq. Ft. Sq. Ft. Sq. Ft. Per Sq. Ft.
(1)
Sq. Ft. Sq. Ft. Per Sq. Ft.
(1)
25,950 1.4% 0.5% $12.18 12,053 0.4% 0.2% $18.60 7,818 8.1% 0.2% $43.91 45,821 0.9% $19.28
33,032 1.8 0.7 38.95 71,785 2.4 1.5 35.60 360 0.4 - 194.80 105,177 2.1 37.20
213,263 11.7 4.3 37.24 358,413 11.8 7.2 23.76 6,184 6.4 0.1 163.76 577,860 11.7 30.23
188,542 10.4 3.8 31.60 519,515 17.1 10.5 24.07 7,065 7.3 0.1 143.73 715,122 14.5 27.24
86,175 4.7 1.7 34.88 401,889 13.3 8.1 27.91 1,959 2.0 - 114.16 490,023 9.9 29.48
207,619 11.4 4.2 37.26 222,332 7.3 4.5 25.37 12,697 13.1 0.3 153.03 442,648 9.0 34.61
161,296 (2) 8.9 3.3 30.29 115,067 (6) 3.8 2.3 38.03 10,191 10.6 0.2 171.11 286,554 5.8 38.41
120,901 (3) 6.7 2.4 38.74 111,249 3.7 2.3 25.00 4,628 4.8 0.1 134.78 236,778 4.8 34.16
36,226 2.0 0.7 45.39 737,758 24.3 14.9 15.40 4,673 4.8 0.1 139.02 778,657 15.7 17.54
168,716 9.3 3.4 48.98 70,197 2.3 1.4 26.80 11,690 12.1 0.2 51.73 250,603 5.1 42.90
225,108 (4) 12.4 4.6 40.19 118,506 3.9 2.4 8.79 17,843 18.5 0.4 41.30 361,457 7.3 29.95
Thereafter 208,215 (5) 11.5 4.2 46.97 110,251 (7) 3.7 2.2 24.54 9,382 9.7 0.2 46.20 327,848 6.6 39.41
Signed Leases 22,112 1.2 0.4 - 9,573 0.3 0.2 - - - - - 31,685 0.6 -
Not Commenced -
Available 119,506 6.6 2.4 - 172,444 5.7 3.5 - 2,079 2.2 - - 294,029 5.9 -
Total 1,816,661 100.0% 36.7% $35.53 3,031,032 100.0% 61.3% $21.38 96,569 100.0% 1.9% $97.35 4,944,262 100.0% $28.06
Assumes all lease options are exercised
Office Retail Mixed-Use (Retail Portion Only) Total
% of % of Annualized % of % of Annualized % of % of Annualized % of Annualized
Expiring Office Total Base Rent Expiring Retail Total Base Rent Expiring Mixed-Use Total Base Rent Expiring Total Base Rent
Sq. Ft. Sq. Ft. Sq. Ft.
Per Sq. Ft. (1)
Sq. Ft. Sq. Ft. Sq. Ft.
Per Sq. Ft. (1)
Sq. Ft. Sq. Ft. Sq. Ft.
Per Sq. Ft. (1)
Sq. Ft. Sq. Ft.
Per Sq. Ft. (1)
25,950 1.4% 0.5% $12.18 12,053 0.4% 0.2% $18.60 7,818 8.1% 0.2% $43.91 45,821 0.9% $19.28
22,294 1.2 0.5 38.97 55,874 1.8 1.1 34.57 360 0.4 - 194.88 78,528 1.6 36.55
71,964 4.0 1.5 35.42 112,657 3.7 2.3 29.62 4,093 4.3 0.1 135.53 188,714 3.8 34.13
87,648 4.8 1.8 36.06 100,737 3.3 2.0 36.80 7,065 7.3 0.1 143.73 195,450 4.0 40.33
14,845 0.8 0.3 35.16 203,529 6.7 4.1 30.23 1,959 2.0 - 114.16 220,333 4.5 31.31
107,157 5.9 2.2 36.59 46,264 1.5 0.9 37.20 12,697 13.1 0.3 153.03 166,118 3.4 45.66
143,548 7.9 2.9 29.82 62,321 (6) 2.1 1.3 28.18 7,227 7.5 0.1 211.53 213,096 4.3 35.50
122,065 6.7 2.5 41.37 77,858 2.6 1.6 30.52 4,615 4.8 0.1 144.47 204,538 4.1 39.57
96,210 5.3 1.9 27.48 187,802 6.2 3.8 23.26 4,673 4.8 0.1 139.02 288,685 5.8 26.54
55,454 3.1 1.1 35.32 145,460 4.8 2.9 24.39 - - - - 200,914 4.1 27.41
88,652 4.9 1.8 33.24 304,072 10.0 6.1 16.16 1,951 2.0 - 123.56 394,675 8.0 20.53
Thereafter 839,256 (2)(3)(4)(5) 46.2 17.0 43.29 1,540,388 (7) 50.9 31.2 19.97 42,032 43.5 0.9 51.49 2,421,676 49.0 28.60
Signed Leases 22,112 1.2 0.4 - 9,573 0.3 0.2 - - - - - 31,685 0.6 -
Not Commenced
Available 119,506 6.6 2.4 - 172,444 5.7 3.5 - 2,079 2.2 - - 294,029 5.9 -
Total 1,816,661 100.0% 36.7% $35.53 3,031,032 100.0% 61.3% $21.38 96,569 100.0% 1.8% $97.35 4,944,262 100.0% $28.06
2014
2015
2016
2017
2013
2014
2020
Month to Month
Year
2011
2012
2013
Month to Month
2012
Year
2018
2019
2011
2019
2020
2015
2016
2017
2018

First Quarter 2011 Supplemental Information

LEASE EXPIRATIONS (CONTINUED)
Notes:
(1)
(2)
(3)
(4)
(5)
(6)
(7)
Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent for leases expiring during the applicable period, by (ii) square footage under such expiring leases. Annualized base rent is calculated by multiplying (i)
base rental payments (defined as cash base rents (before abatements)) for the month ended March 31, 2011 for the leases expiring during the applicable period, by (ii) 12.
The expirations include 84,298 square feet leased by the Del Monte Corporation at The Landmark at One Market through March 31, 2011, for which salesforce.com has signed an agreement to lease the space from June 1, 2011 through May 31,
2021 with options to extend the lease through May 31, 2031.
The expirations include 5,000 square feet leased by Sleep Train Mattress through April 30, 2011 at Carmel Mountain Plaza, for which Chick-Fil-A has signed an agreement to lease the space from August 2, 2011 through August 31, 2026.
The expirations include 3,346 square feet leased by Wella Corporation through March 31, 2011 at The Landmark at One Market, for which Pigment Cosmetics, Inc. has signed an agreement to lease the space from April 1, 2011 through March 31,
2016 with an option to extend the lease through March 31, 2021.
The expirations include 45,795 square feet currently leased by Microsoft at The Landmark at One Market, for which Autodesk has signed an agreement to lease the space upon Microsoft's lease termination on December 31, 2012 through
December 31, 2017 with an option to extend the lease through December 31, 2024.
The expirations include 8,812 square feet leased by the Del Monte Corporation at The Landmark at One Market through March 31, 2011, for which salesforce.com has signed an agreement to lease the space from June 1, 2011 through April 30,
2020 with options to extend the lease through April 30, 2030.
The expirations include 1,200 square feet leased by San Diego Wireless through October 31, 2011 at Carmel Mountain Plaza, for which T-Mobile has signed an agreement to lease the space from November 1, 2011 through October 31, 2016.

First Quarter 2011 Supplemental Information

PORTFOLIO LEASED STATISTICS
Size Leased
(1)
Leased % Size Leased
(1)
Leased %
Overall Portfolio Statistics
Retail Properties (square feet) 3,031,032 2,858,588 94.3% 2,784,243 2,622,433 94.2%
Office Properties (square feet) 1,816,661 1,697,155 93.4% 1,240,989 1,160,729 93.5%
Mixed-Used Properties (square feet) 96,569 94,490 97.8% - - -
Mixed-Used Properties (units) 369 323
(6)
87.6% - - -
Multifamily Properties (units) 922 849 92.1% 922 806 87.4%
Same-Store     Statistics
Retail Properties (square feet) 2,784,302
(3)
2,617,523 94.0% 2,784,243 2,622,433 94.2%
Office Properties (square feet) 1,240,989
(4)
1,162,503 93.7% 1,240,989 1,160,729 93.5%
Mixed-Used Properties (square feet) -
(5)
- - - - -
Mixed-Used Properties (units) -
(5)
- - - - -
Multifamily Properties (units) 922 849 92.1% 922 806 87.4%
Notes:
(3) Excludes Solana Beach Towne Centre as the controlling interest in this entity was acquired on January 19, 2011.
(4) Excludes Solana Beach Corporate Centre as the controlling interest in this entity was acquired on January 19, 2011. First & Main is excluded as it was acquired on March 11, 2011.
(5) Excludes the Waikiki Beach Walk property as the controlling interest in this entity was acquired on January 19, 2011.
(6) Represents average occupancy for the quarter.
(1) Leased square feet includes square feet under lease as of each date, including leases which may not have commenced as of that date. Leased units for our multifamily properties include total units rented as of that date.
At March 31, 2011 At December 31, 2010
Type
(2) See Glossary of Terms.
(2)

First Quarter 2011 Supplemental Information

TOP TENANTS - RETAIL
As of March 31, 2011
Tenant Property(ies)
Lease
Expiration
Total
Leased
Square
Feet
Rentable Square
Feet as a
Percentage of
Retail
Rentable Square
Feet as a
Percentage of
Total Retail and
Office
Annualized
Base Rent
Annualized
Base Rent as a
Percentage of
Retail
Annualized
Base Rent as a
Percentage of
Total
1 Lowe's Waikele Center 5/31/18 155,000 5.4% 3.4% $3,992,647 6.2% 3.1%
2 Kmart Waikele Center 6/30/18 119,590 4.2 2.6 3,826,880 5.9 3.0
3 Foodland Super Market Waikele Center 1/25/14 50,000 1.8 1.1 2,337,481 3.6 1.8
4 Sports Authority Carmel Mountain Plaza, Waikele Center 11/30/13
7/18/13
90,722 3.2 2.0 2,076,602 3.2 1.6
5 Ross Dress for Less South Bay Marketplace, Lomas Santa Fe Plaza,
Carmel Mountain Plaza
1/31/13
1/31/14
81,125 2.8 1.8 1,595,826 2.5 1.2
6 Borders Alamo Quarry Market, Del Monte Center, Waikele
Center
11/30/12
1/31/13
1/31/14
(1) 59,615 2.1 1.3 1,324,500 2.0 1.0
7 Officemax Alamo Quarry Market, Waikele Center 11/30/12
1/31/2014
47,962 1.7 1.1 1,164,761 1.8 0.9
8 Old Navy Waikele Center, Alamo Quarry Market, South Bay
Marketplace
7/31/12
9/30/12
4/30/13
59,780 2.1 * * * *
9 Marshalls Solana Beach Towne Centre, Carmel Mountain Plaza 1/13/15
1/31/19
68,055 2.4 1.5 1,106,146 1.7 0.9
10 Vons Lomas Santa Fe Plaza 12/31/17 49,895 1.8 1.1 1,058,000 1.6 0.8
Top 10 Retail Tenants Total
781,744 27.5% 15.9% $18,482,843 28.5% 14.3%
* Data withheld at tenant's request.
(1) The Borders lease at Waikele Center expires on January 31, 2014. However, Borders will close the store as of May 15, 2011 at which time, they will likely terminate the lease.

First Quarter 2011 Supplemental Information

TOP TENANTS - OFFICE
As of March 31, 2011
Tenant Property(ies)
Lease
Expiration
Total
Leased
Square
Feet
Rentable Square
Feet as a
Percentage of
Office
Rentable Square
Feet as a
Percentage of
Total Retail and
Office
Annualized
Base Rent
Annualized
Base Rent as a
Percentage of
Office
Annualized
Base Rent as a
Percentage of
Total
1 salesforce.com The Landmark at One Market 6/30/19
4/30/20
133,782 8.0% 3.0% $7,801,308 12.1% 6.0%
2 Del Monte Corporation The Landmark at One Market 3/31/11 93,110 5.6 2.1 7,521,086 11.7 5.8
3 Insurance Company Of The West Torrey Reserve, Valencia Corporate Center 12/31/16
6/30/19
147,196 8.8 3.3 4,426,695 6.9 3.4
4 DLA Piper Rudnick Gray Cary 160 King Street 2/28/12 69,656 4.2 1.5 3,247,852 5.0 2.5
5 Veterans Benefits Administrations First & Main 8/31/20 93,572 5.6 2.1 3,006,453 4.7 2.3
6 Microsoft The Landmark at One Market 12/31/12 45,795 2.7 1.0 2,930,880 4.5 2.3
7 Autodesk The Landmark at One Market 12/31/15
12/31/17
68,869 4.1 1.5 2,847,100 4.4 2.2
8 Treasury Tax Administration First & Main 8/31/15 70,660 4.2 1.6 2,583,330 4.0 2.0
9 Treasury Call Center First & Main 8/31/20 63,648 3.8 1.4 2,184,302 3.4 1.7
10 California Bank & Trust Torrey Reserve 5/31/2019
10/31/2019
29,985 1.8 0.7 1,323,222 2.0 1.0
Top 10 Office Tenants Total
816,273 48.8% 18.2% $37,872,228 58.7% 29.2%

First Quarter 2011 Supplemental Information APPENDIX

First Quarter 2011 Supplemental Information

EBITDA:
Adjusted EBITDA:
GLOSSARY OF TERMS
Three Months Ended
March 31, 2011
Net income 13,596 $
Depreciation and amortization 12,490
Interest expense 13,079
Income tax expense 251
EBITDA 39,416 $
Three Months Ended
March 31, 2011
EBITDA 39,416 $
Early extinguishment of debt 25,867
Loan transfer and consent fees 9,019
Gain on acquisition (46,371)
Adjusted EBITDA 27,931 $
                EBITDA is a non-GAAP measure that means net income or loss plus depreciation and amortization, net interest expense, income taxes, gain or loss on sale of real estate and impairments of real estate, if any. EBITDA is presented because it approximates a key performance measure in our debt covenants, but it should  not  be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. The reconciliation of net income to
EBITDA for the three months ended March 31, 2011 is as follows:
                                 Adjusted EBITDA is a non-GAAP measure that begins with EBITDA and includes adjustments for certain items that we believe are not representative of ongoing operating performance. We use Adjusted EBITDA as a supplemental performance measure because losses from early extinguishment of debt, loan transfer and consent fees and gains on acquisitions of controlling interests create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential. The adjustments noted resulted from our initial public offering and formation transactions.
                                                        FFO is a supplemental measure of real estate companies' operating performances. The National Association of Real Estate
Investment Trusts (NAREIT) defines FFO as follows: net income, computed in accordance with GAAP plus depreciation and amortization of real estate assets and excluding extraordinary items and gains and losses on sale of real estate. NAREIT developed FFO as a relative measure of performance and liquidity of an equity
REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure.
Comparison of our presentation FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the
NAREIT definition of FFO used by such REITs.
Funds From Operations (FFO):

First Quarter 2011 Supplemental Information

FFO As Adjusted as a supplemental performance measure because losses from early extinguishment of debt, loan transfer and consent fees and gains on acquisitions of controlling interests create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential. The adjustments noted resulted from our initial public offering and formation transactions.  However, other REITs may use different methodologies for defining adjustments and, accordingly, our FFO As Adjusted may not be comparable to other REITs.
leasing commissions and maintenance capital expenditures, eliminating the net effect of straight-line rents, amortization of above (below) market rents for acquisition properties, the effects of other lease intangibles, adding noncash amortization of deferred financing costs and debt fair value adjustments, adding noncash compensation expense, and adding (subtracting) unrealized losses (gains) on marketable securities. FAD provides an additional perspective on our ability to fund cash needs and make distributions by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating FAD and, accordingly, our FAD may not be comparable to other REITs.
expenses (property expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. Since NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. However, NOI should not be viewed as an alternative measure of our financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact our results from operations.
GLOSSARY OF TERMS (CONTINUED)
Reconciliation of NOI to Net Income 2011 2010
Total NOI $ 31,891 $ 20,982
General and administrative (3,610) (1,587)
Depreciation and amortization (12,490) (7,230)
Interest expense (13,079) (10,654)
Early extinguishment of debt (25,867) -
Loan transfer and consent fees (9,019) -
Gain on acquisition 46,371 -
Other income (expense), net (601) (987)
Net income 13,596 524
Net income attributable to restricted shares (86) -
Net loss attributable to Predecessor's noncontrolling interests in consolidated real estate entities 2,458 430
Net income attributable to Predecessor's controlled owners' equity (16,995) (954)
Net loss attributable to unitholders in the Operating Partnership 329 -
Net loss attributable to American Assets Trust, Inc. stockholders $      (698) $        -
Three Months Ended March 31,
FFO As Adjusted is a supplemental measure of real estate companies' operating performances. We use
FAD is a supplemental measure of our liquidity. We compute FAD by subtracting from FFO As Adjusted tenant improvements,
We define NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related
Funds From Operations As Adjusted (FFO As Adjusted):
Funds Available for Distribution (FAD):
Net Operating Income (NOI):

First Quarter 2011 Supplemental Information

GLOSSARY OF TERMS (CONTINUED)
Overall Portfolio: Includes all operating properties owned by us as of March 31, 2011.
Comparison of Q1 2011 to Q1 2010 Comparison of Q1 2011 to Q4 2010
Same-Store Non-Same Store Same-Store Non-Same Store
Carmel Country Plaza X X
Carmel Mountain X X
South Bay Marketplace X X
Rancho Carmel Plaza X X
Lomas Santa Fe Plaza X X
Solana Beach Towne Centre X X
Del Monte Center X X
The Shops at Kalakaua X X
Waikele Center X X
Alamo Quarry Market X X
Torrey Reserve
X X
Solana Beach Corporate Centre
X X
Valencia Corporate Center
X X
160 King Street
X X
The Landmark at One Market X X
First & Main
X X
Waikiki Beach Walk - Retail
X X
Waikiki Beach Walk - Embassy Suites™
X X
Loma Palisades
X X
Imperial Beach Gardens
X X
Mariner's Point
X X
Santa Fe Park RV Resort
X X
Sorrento Pointe - Land
X X
Torrey Reserve - Land
X X
Solana Beach - Land
X X
Tenant Improvements and Incentives: Represents not only the total dollars committed for the improvement (fit-out) of a space as it relates to a specific lease but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable. Incentives include amounts paid to tenants as an inducement to sign a lease that do not represent building improvements.
Retail Properties
Office Properties
Mixed-Use Properties
Multifamily Properties
Development Properties
Same-Store Portfolio and Non-Same Store Portfolio: Information provided on a same-store basis is provided for only those properties that were owned and operated for the entirety of both periods being compared and excludes properties that were redeveloped, expanded or under development and properties purchased or sold at any time during the periods being compared.  The following  table shows the properties included in same-store and non-same store portfolio for the comparative periods presented.